                                                                   Exhibit 10.14

Deutsche Bank


To:        All Lenders party to the MBIA Credit Agreements dated August 28, 1998

From:      Deutsche Bank
           MBIA

Date:      August 29, 2000

Re:        Extension of MBIA's $650 Million Corporate Credit Facilities

We are pleased to report that the Credit Facilities totaling $650 million for MBIA have been extended successfully. On behalf of MBIA, Deutsche Bank as the Administrative Agent thanks you for your enthusiastic support for the transaction.



The following provides a listing of all banks' commitments to the respective facilities:

Lender                             Multi-year                 364-day                   Title
                                   Commitment                 Commitment
                                   (US$ millions)             (US$ millions)
Deutsche Bank AG, New              $76.5                      $38.5                     Administrative Agent
York Branch

Banc One, NA                       $56.7                      $28.3                     Syndication Agent

Fleet National Bank                $56.7                      $28.3                     Documentation Agent

Banca Monte Dei Paschi Di          $50.0                      $25.0                     Lender
Siena Spa

Bank of Montreal                   $33.3                      $16.7                     Lender

Chase Manhattan Bank               $33.3                      $16.7                     Lender

Fortis (USA) Finance LLC           $33.0                      $17.0                     Lender

Bank of America National           $26.7                      $13.3                     Lender
Trust & Savings Association

Banco Santander S.A., New          $16.7                      $8.3                      Lender
York Branch

Commerzbank AG, New York           $16.7                      $8.3                      Lender
Branch

National Australia Bank            $16.7                      $8.3                      Lender
Limited, New York Branch

Norddeutsche Landesbank            $16.7                      $8.3                      Lender
Girozentrale, New York
and/or
Cayman Islands Branches

Total                              $433.0                     $217.0

The 364-Day Facility will be extended as of August 25, 2000 with a final maturity of August 24, 2001 and the Four-Year Facility will be extended as of August 28, 2000 with a final maturity of August 28, 2004. Extension fees will be paid on August 30, 2000,

Should you have any questions, please don't hesitate to call John McGill, Deutsche Bank at (212) 469-8666.

Monte Dei Paschi Di Siena

August 11, 2000



Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10501

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Ladies and Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch as Administrative Agent; The First National Bank of Chicago as Syndication Agent, and Fleet National Bank as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $25,000,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

Banca Monte dei Paschi di Siena S.p.A

By: /s/ Gurilio Nomilcchi
Senior Vice President & General Manager

By: /s/ Brian T. Landy
Vice President

                                                       Deutsche Bank
                                                       Deutsche Bank AG New York
                                                       31 West 52nd Street
                                                       New York NY 10019

August 29, 2000

Tel 212-469-8000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Director
Deutsche Bank AG, New York Branch
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Ladies and Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch as Administrative Agent; The First National Bank of Chicago as Syndication Agent, and Fleet National Bank as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $38,500,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.


Deutsche Bank AG, New York and/or Cayman Islands Branches

By: /s/ John S. McGill                                By: /s/Alan Frost
Title: Director                                       Title: Vice President

Timothy J. Stambaugh           Bank One, NA                 tel 212.373.1124
Senior Vice President          Insurance Division           fax 212.373.1499
                               153 West 51st Street
                               New York, NY 10019



Bank One

August 9, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch, as Administrative Agent; Bank One, NA (formerly known as The First National Bank of Chicago), as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $28,300,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

Bank One, NA (formerly known as The First National Bank of Chicago)

By:/s/ Timothy J. Stambaugh
Title: Senior Vice President

                                            Bank of Montreal
                                            Corporate Banking
                                            115 South LaSalle Street, 12th Floor
                                            Chicago, Illinois 60603
                                            (312)750-4300

August 9, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 9l4-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-9366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $16,667,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

Bank of Montreal

/s/ Karen Modi
Karen Modi
Director

                                                    Jan-Gee W. McCollam
                                                    Managing Director
                                                    Financial Institutions


                                                    Mail Stop: CT EH 40225C
                                                    777 Main Street
                                                    Hartford, CT  06115
                                                    860.986.4535 tel
                                                    860.986.7264 fax
                                                    jan-gee_w_mccollam@fleet.com

FLEET
Corporate and
Investment Banking

August 21, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8377)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $28,300,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.


Fleet National Bank

By: /s/ Jan-Gee W. McCollam
Jan-Gee W. McCollam
Title: Managing Director

                                     CHASE

The Chase Manhattan Bank
270 Park Avenue, 20th Floor
New York, NY 10017


August 14, 2000


Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
(Tel 212-469-8666)
(Fax 212-469-8366)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28th, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch, as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $16,700,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

The Chase Manhattan Bank

By: /s/ MaryBeth Mueller
Vice President

                                                                          FORTIS
                                              Solid partners, flexible solutions

August 10, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $17,000,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

Sincerely,

Fortis (USA) Finance LLC

By: /s/ E. Matthews                           By: /s/ Robert Fakhoury
Title: VP                                     Title: Treasurer

                                Bank of America


                                                           Bank of America
                                                           PO Box 831000
                                                           Dallas, TX 75383-1000

                                                           Tel 888-279-3247

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
Tel: 914-765-3327
Fax: 914-755-3410

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York, NY 10019
Tel: 212-469-9665
Fax: 212-469-8366

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $13,300,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

Bank of America, N.A.

/s/ Joan D'Amico
Joan D'Amico
Managing Director

Banco
Santander Central Hispano

August 15, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $8,333,333 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

BANCO SANTANDER CENTRAL HISPANO, S.A., New York Branch.

By: /s/ John Hennessy                            By: /s/ Meeta Anand
Title: Manager Asset Backed Finance              Title: Assistant Vice President

COMMERZBANK                                             2 World Financial Center
AKTIENGESELSCHAFT                                       NEW YORK, NY 10281-050
NEW YORK BRANCH                                         Telephone (212) 266-7200

August 10, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of US$8,300,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

                               Very truly yours,
                                 COMMERZBANK AG
                                New York Branch

           /s/ Thomas Ausfahl                       /s/ James F. Ahern
           Thomas Ausfahl                           James F. Ahern
           Vice President                           Senior Vice President

National Australia Bank

National Australia       34th Floor                  Telex 3728852 NATAUS         Telephone (212) 916-9800
Bank Limited             200 Park Avenue             SWIM NATAUS33                Facsimile (212) 983-1969
A.C.N. 004044937         New York, N.Y. 10166                                     (212) 983-1960

August 11, 2000

Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

RE: NOTICE OF EXTENSION OF FINAL MATURITY DATE

Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for $200,000,000 (subsequently increased to $217,000,000) among MBIA Inc., MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York, Branch as Administrative Agent; The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent (the "Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $8,300,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

National Australia Bank Limited

By: /s/ Craig Manning
Title: Vice President

                                    NORD/LB
                            NORDDEUTSCHE LANDESBANK
                                  GIROZENTRALE
                            NEW YORK/CAYMAN ISLANDS

                                                                 August 10, 2000
Mr. Joseph Sevely
Treasurer
MBIA Inc.
113 King Street
Armonk, NY 10504
(Tel 914-765-3327)
(Fax 914-765-3410)

Mr. John S. McGill
Vice President
Deutsche Bank AG New York
31 West 52nd Street
New York NY 10019
(Tel 212-459-0666)
(Fax 212-469-8365)

Re: MBIA/Notice of Extension of final maturity date

Ladies and Gentlemen:

Reference is made to the August 28, 1998 Credit Agreement for 200,000,000 (subsequently increased to $217,000,000) among MBIA Insurance Corporation, Various Lending Institutions, Deutsche Bank AG, New York Branch, as Administrative Agent, The First National Bank of Chicago, as Syndication Agent, and Fleet National Bank, as Documentation Agent ("Credit Agreement"). Terms defined in the Credit Agreement are used herein with the same meaning. It is also understood that Mr. Sevely is an officer of both Parent and Corp.

Pursuant to Section 1.15 Recommitment: Replacement of Non-Continuing Lender of the Credit Agreement, the undersigned Lender hereby notifies you that it has elected to Recommit its 364-day commitment of $8,300,000 effective the Final Maturity Date August 25, 2000, such that the extended Final Maturity Date shall be August 24, 2001.

Sincerely,
                      Norddeutsche Landesbank Girozentrale
                     New York and/or Cayman Islands Branch

       /s/ Stephanie Finnen                                 /s/ Josef Haas
       Stephanie Finnen                                     Josef Haas
       Vice President                                       Vice President